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                            ARTICLES OF INCORPORATION
                      BRICKELL FORECLOSURE PROPERTIES, INC

The undersigned, desiring to form a corporation (the "Corporation") under the laws of Florida, hereby adopts the following Articles of Incorporation.


                                 ARTICLE I NAME
The name of the corporation is

Brickell Foreclosure Properties, Inc.

                           ARTICLE II PRINCIPAL OFFICE

1428 Brickell Avenue
8th Floor
Miami, FL 33131

                               ARTICLE III PURPOSE

The Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida

                                ARTICLE IV SHARES


Number of shares authorized         Class(es)                  Par Value

20,000,000                          Common Stock               $.001

 1,000,000                          Preferred                  $.001

                      ARTICLE V INITIAL OFFICERS/DIRECTORS

The name(s) and address(es) of the initial officers and directors are:

         President / Directors

Eric P. Littman
1428 Brickell Avenue
Miami, FL 33131

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                           ARTICLE VI REGISTERED AGENT

The name and Florida street address registered agent :

Eric P. Littman
1428 Brickell Avenue
8th Floor
Miami, FL 33131



                            ARTICLE VII INCORPORATOR

The name and address of the Incorporator is:

Eric P. Littman
1428 Brickell Avenue
8th Floor
Miami, FL 33131
ARTICLE VIII


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Having been named as registered agent and to accept service of process for the above stated corporation at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

/S/ Eric P. Littman, Subscriber
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Signature/Registered Agent

         February 13, 1996 Date:
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